UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 19, 2021
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	000-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Avenue
Champaign, Illinois 61820
(Address of principal executive offices) (Zip code)
217-365-4544
(Registrant's telephone number, including area code)
 N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 19, 2021, First Busey Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 39,672,668 of the Company's shares of common stock were present or represented by proxy at the Annual Meeting. This represented approximately 72.9% of the Company's 54,387,379 shares of common stock that were outstanding and entitled to vote at the Annual Meeting based on the March 22, 2021 record date.  At the Annual Meeting, the stockholders voted on four proposals.  The proposals are described in the 2021 Proxy Statement.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:
1.
The election of ten individuals to serve as a director of the Company for a one-year term expiring at the 2022 Annual Meeting of Stockholders or until their successors are elected and have qualified.  There were 6,447,010 broker non-votes in connection with the election of directors.

Name	Votes For	Votes Withheld
Samuel P. Banks	32,860,462	365,196
George Barr	32,369,698	855,960
Stanley J. Bradshaw	30,873,728	2,351,930
Michael D. Cassens	32,929,535	296,123
Van A. Dukeman	32,845,350	380,308
Karen M. Jensen	32,487,446	738,212
Frederic L. Kenney	32,934,560	291,098
Stephen V. King	31,868,953	1,356,705
Gregory B. Lykins	32,747,493	478,165
Thomas G. Sloan	32,101,160	1,124,498

2.	The approval, in a non-binding, advisory vote, of the compensation of the named executive officers of the Company.
Votes For	Votes Against	Abstentions	Broker Non-Votes
24,811,757	8,082,202	331,699	6,447,010

3.	The approval of the First Busey Corporation 2021 Employee Stock Purchase Plan.
Votes For	Votes Against	Abstentions	Broker Non-Votes
32,948,986	189,536	87,136	6,447,010

4.	To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.
Votes For	Votes Against	Abstentions	Broker Non-Votes
38,962,492	669,629	40,547	-

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2021	First Busey Corporation

By:       /s/ Jeffrey D. Jones
Name:  Jeffrey D. Jones
Title:    Chief Financial Officer